UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-02               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-2. pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

   On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 2, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       1,000,000,000.00    988,137,869.52   9,150,591.55   1,204,018.55    10,354,610.10     0.00      0.00      978,987,277.97
A_2         320,000,000.00    316,252,232.51   4,442,129.06     394,876.05     4,837,005.11     0.00      0.00      311,810,103.45
M_1          63,750,000.00     63,750,000.00           0.00     102,106.25       102,106.25     0.00      0.00       63,750,000.00
M_2          52,500,000.00     52,500,000.00           0.00     133,816.67       133,816.67     0.00      0.00       52,500,000.00
M_3          15,000,000.00     15,000,000.00           0.00      43,400.00        43,400.00     0.00      0.00       15,000,000.00
B_1          15,000,000.00     15,000,000.00           0.00      55,025.00        55,025.00     0.00      0.00       15,000,000.00
B_2          15,000,000.00     15,000,000.00           0.00      64,066.67        64,066.67     0.00      0.00       15,000,000.00
P                   100.00            100.00           0.00     117,650.65       117,650.65     0.00      0.00              100.00
TOTALS    1,481,250,100.00  1,465,640,202.03  13,592,720.61   2,114,959.84    15,707,680.45     0.00      0.00    1,452,047,481.42

X_1       1,500,000,100.00  1,484,390,203.28           0.00   5,033,421.91     5,033,421.91        0.00      0.00 1,470,797,482.67
X_2         400,502,570.00              0.00           0.00           0.00             0.00        0.00      0.00             0.00
O            18,750,001.00     18,750,001.24           0.00           0.00             0.00        0.00      0.00    18,750,001.24
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1     66987WAP2     988.13786952   9.15059155        1.20401855       10.35461010     978.98727797     A_1        1.415000 %
A_2     66987WAQ0     988.28822659  13.88165331        1.23398766       15.11564097     974.40657328     A_2        1.450000 %
M_1     66987WAR8   1,000.00000000   0.00000000        1.60166667        1.60166667   1,000.00000000     M_1        1.860000 %
M_2     66987WAS6   1,000.00000000   0.00000000        2.54888895        2.54888895   1,000.00000000     M_2        2.960000 %
M_3     66987WAT4   1,000.00000000   0.00000000        2.89333333        2.89333333   1,000.00000000     M_3        3.360000 %
B_1     66987WAU1   1,000.00000000   0.00000000        3.66833333        3.66833333   1,000.00000000     B_1        4.260000 %
B_2     66987WAV9   1,000.00000000   0.00000000        4.27111133        4.27111133   1,000.00000000     B_2        4.960000 %
P       66987XCL7   1,000.00000000   0.00000000  1,176,506.500000  1,176,506.000000   1,000.00000000     P          0.000000 %
TOTALS                989.46167297   9.17651962        1.42782089       10.60434052     980.28515334

X_1     66987XCM5     989.59340288   0.00000000        3.35561438        3.35561438     980.53158974     X_1        3.937822 %
X_2     66987XCM5        .00000000   0.00000000        0.00000000        0.00000000       0.00000000     X_2        0.000000 %
O       66987XCN3   1,000.00001280   0.00000000        0.00000000        0.00000000   1,000.00001280     O          0.000000 %
----------------------------------------------------------------------------------------------------------------------------------



IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                      REMIC Available Funds - Group I                                                    15,113,996.46
                      REMIC Available Funds - Group II                                                    6,309,540.19

Sec. 4.03(a)(i)       Distributions of Principal

                                            Class A-1                                                     9,150,591.55
                                            Class A-2                                                     4,442,129.06
                                            Class M-1                                                             0.00
                                            Class M-2                                                             0.00
                                            Class M-3                                                             0.00
                                            Class B-1                                                             0.00
                                            Class B-2                                                             0.00
                                            Class P                                                               0.00

Sec. 4.03(a)(ii)      Distributions of Interest

                                            Class A-1                                                     1,204,018.55
                                            Class A-2                                                       394,876.05
                                            Class M-1                                                       102,106.25
                                            Class M-2                                                       133,816.67
                                            Class M-3                                                        43,400.00
                                            Class B-1                                                        55,025.00
                                            Class B-2                                                        64,066.67
                                            Class I                                                         676,020.83
                                            Class P - Prepay Penalty                                        117,650.65


Sec. 4.03(a)(iii)     Pool Balances

                                            Group I Beginning Pool Balance                            1,124,501,582.53
                                            Group I Ending Pool Balance                               1,115,350,990.98
                                            Group II Beginning Pool Balance                             359,888,620.75
                                            Group II Ending Pool Balance                                355,446,491.69
                                            Total Beginning Pool Balance                              1,484,390,203.28
                                            Total Ending Pool Balance                                 1,470,797,482.67

Sec. 4.03(a)(iv)      Mortgage Loan Information as of Determination Date

                                            Number of Mortgage Loans                                            10,348
                                            Aggregate Principal Balance of Mortgage Loans             1,470,797,482.67
                                            Beginning Weighted Average Mortgage Rate                          7.2603 %
                                            Number of Subsequent Mortgage Loans Added during Prepayment Period          0
                                            Balance of Subsequent Mortgage Loans Added during Prepayment Period      0.00
                                            Balance of Pre-Funding Account                                           0.00

Section 4.03(a)(v) A  Group I and Group II Loans Delinquent
                                             Group 1
                                                                                       Principal
                                             Period                 Number               Balance              Percentage
                                            30-59 days                       6            1,094,554.95                  0.10 %
                                            60-89 days                       1              138,651.65                  0.01 %
                                            90+days                          0                    0.00                  0.00 %
                                            Total                        7                1,233,206.60                  0.11 %

                                             Group 2
                                                                                       Principal
                                             Period                 Number               Balance              Percentage
                                            30-59 days                       0                    0.00                  0.00 %
                                            60-89 days                       2              215,522.38                  0.06 %
                                            90+days                          0                    0.00                  0.00 %
                                             Total                           2              215,522.38                  0.06 %

Sec. 4.03 (a)(v) B    Group I and Group II Loans in foreclosure
                                             Group 1
                                                                   Principal
                                             Number                Balance               Percentage
                                                      30             3,992,496.93                 0.36 %
                                             Group 2
                                                                   Principal
                                             Number                Balance               Percentage
                                                       8             1,120,665.01                 0.32 %

Sec. 4.03(a)(v) C     Group I and Group II Loans in REO
                                             Group 1
                                                                   Principal
                                             Number                Balance               Percentage
                                                       0                     0.00                 0.00 %
                                             Group 2
                                                                   Principal
                                             Number                Balance               Percentage
                                                       0                     0.00                 0.00 %

Sec. 4.03(a)(vi)      Principal Prepayments

                                            Group I Prepayments                                            7,952,950.06
                                            Group II Prepayments                                           4,085,297.51

Sec. 4.03 (a)(vii)    Realized Losses

                                            Group I Current Period Realized Losses                                 0.00
                                            Group I Cumulative Realized Losses                                     0.00
                                            Group II Current Period Realized Losses                                0.00
                                            Group II Cumulative Realized Losses                                    0.00

Sec. 4.03 (a)(ix)     Unpaid Interest Shortfall Amounts

                                            Unpaid Interest Shortfall - A-1                                        0.00
                                            Unpaid Interest Shortfall - A-2                                        0.00
                                            Unpaid Interest Shortfall - M-1                                        0.00
                                            Unpaid Interest Shortfall - M-2                                        0.00
                                            Unpaid Interest Shortfall - M-3                                        0.00
                                            Unpaid Interest Shortfall - B-1                                        0.00
                                            Unpaid Interest Shortfall - B-2                                        0.00
                                            Unpaid Interest Shortfall - I                                          0.00

Sec. 4.03 (a)(x)      Prepayment Interest Shortfalls not covered by the Servicer                                   0.00

Sec. 4.03 (a)(xi)     Credit Enhancement Percentage                                                             12.13 %

Sec. 4.03 (a)(xii)    Available Funds Cap Carryforward Amount

                                            Available Funds Cap Carryforward Amount Paid - A-1                     0.00
                                            Available Funds Cap Carryforward Amount Paid - A-2                     0.00
                                            Available Funds Cap Carryforward Amount Paid - M-1                     0.00
                                            Available Funds Cap Carryforward Amount Paid - M-2                     0.00
                                            Available Funds Cap Carryforward Amount Paid - M-3                     0.00
                                            Available Funds Cap Carryforward Amount Paid - B-1                     0.00
                                            Available Funds Cap Carryforward Amount Paid - B-2                     0.00
                                            Remaining Available Funds Cap Carryforward Amount - A-1                0.00
                                            Remaining Available Funds Cap Carryforward Amount - A-2                0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-1                0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-2                0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-3                0.00
                                            Remaining Available Funds Cap Carryforward Amount - B-1                0.00
                                            Remaining Available Funds Cap Carryforward Amount - B-2                0.00


Sec. 4.03 (a)(xiii)   REMIC Pass-Through Rates

                                            REMIC Pass-Through Rate - A-1                                      1.4150 %
                                            REMIC Pass-Through Rate - A-2                                      1.4500 %
                                            REMIC Pass-Through Rate - M-1                                      1.8600 %
                                            REMIC Pass-Through Rate - M-2                                      2.9600 %
                                            REMIC Pass-Through Rate - M-3                                      3.3600 %
                                            REMIC Pass-Through Rate - B-1                                      4.2600 %
                                            REMIC Pass-Through Rate - B-2                                      4.9600 %
                                            Next REMIC Pass-Through Rate - A-1                                 1.4250 %
                                            Next REMIC Pass-Through Rate - A-2                                 1.4600 %
                                            Next REMIC Pass-Through Rate - M-1                                 1.8700 %
                                            Next REMIC Pass-Through Rate - M-2                                 2.9700 %
                                            Next REMIC Pass-Through Rate - M-3                                 3.3700 %
                                            Next REMIC Pass-Through Rate - B-1                                 4.2700 %
                                            Next REMIC Pass-Through Rate - B-2                                 4.9700 %


Sec. 4.03 (a)(xiv)    Supplemental Interest payment

                                            Supplemental Interest payment - A-1                                    0.00
                                            Supplemental Interest payment - A-2                                    0.00
                                            Supplemental Interest payment - M-1                                    0.00
                                            Supplemental Interest payment - M-2                                    0.00
                                            Supplemental Interest payment - M-3                                    0.00
                                            Supplemental Interest payment - B-1                                    0.00
                                            Supplemental Interest payment - B-2                                    0.00

Sec. 4.03 (a)(xv)     Swap Notional Amount and the Underwritten Certificates Principal Balance

                                            Underwritten Certificates Principal Balance                1,452,047,481.42
                                            Swap Notional Amount                                         850,000,000.00
                                            Difference                                                   602,047,481.42
                                            Funds paid to Swap Counterparty                                  676,020.83

Sec. 4.03 (a)(xvi)    Overcollateralization Amounts

                                            Required Overcollateralization Amount                         18,750,001.25
                                            Overcollateralization Amount                                  18,750,001.25

Sec. 4.03 (a)(xvi)    Excess Cashflow                                                                      5,033,421.91


